UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2011

Green Carbon Technologies Corp.
 (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-160366
(Commission File Number)

None
 (IRS Employer Identification No.)

112 North Curry Street
Carson City, Nevada 89703
 (Address of principal executive offices)(Zip Code)

(702) 967-0698
Registrant’s telephone number, including area code

Copies to:
Thomas E. Puzzo, Esq.
Law Offices of Thomas E. Puzzo, PLLC
4216 NE 70th Street
Seattle, Washington 98115
Telephone No.: (206) 522-2256
Facsimile No.: (206) 260-0111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  On February 13, 2011, Green Carbon Technologies Corp. (the “Company”) notified Chang Park, CPA, Ph. D. (“Chang Park”) that the Company had dismissed Chang Park as the independent registered public accounting firm of the Company.  The Board of Directors of the Company recommended and approved the dismissal.

The reports of Chang Park regarding the Company’s financial statements as of June 30, 2010 and 2009 and the statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from July 3, 2008 (inception) through June 30, 2010, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.  The reports of Chang Park, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

From the period as of, and from, July 3, 2008 (inception) through June 30, 2010, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with Chang Park on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Chang Park, would have caused them to make reference thereto in their report on the Company’s financial statements for such period from July 3, 2008 (inception) through June 30, 2010.  There were no reportable events, as listed in Item 304(a)(1)(iv)(B) of Regulation S-B.

Chang Park was provided a copy of the above disclosures and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  If the Company receives a letter from Chang Park with respect to the foregoing, the Company will file such letter as an exhibit  in an amendment to this  Current Report on Form 8-K.

(b) On February 3, 2011, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of M&K CPAS, PLLC (“M&K CPAS”), the Company’s new independent registered public accountants, which appointment M&K CPAS has accepted with the dismissal of Chang Park.

During the two most recent fiscal years and the interim period preceding the engagement of M&K CPAS, the Company has not consulted with M&K CPAS regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by M&K CPAS or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.   The Company did not have any disagreements with Chang Park and therefore did not discuss any past disagreements with M&K CPAS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Carbon Technologies Corp.
(Registrant)

Date: February 14, 2011	By:	/s/ David Rendina
	Name:	David Rendina
	Title:	President and Chief Executive Officer